                                                                     Rule 497(e)
                                                               Reg. No. 33-11371
                                                               File No. 811-4982



                    HEARTLAND SMALL CAP CONTRARIAN FUND
                              HEARTLAND VALUE FUND

                        Supplement dated August 18, 1998
                                       to
                          Prospectus dated May 1, 1998

Reopening of Value Fund. The Board of Directors of Heartland Group, Inc. ("Board") has determined to re-open the Value Fund effective on November 9, 1998. Beginning on that date, new accounts may be opened in the Value Fund subject to an initial minimum purchase of $25,000. This minimum applies to all new accounts other than IRA accounts, including those opened through intermediaries. IRA accounts may be opened with an initial minimum purchase of $500. The Value Fund reserves the right not to accept purchases through any intermediary arrangement that its officers determine employs investment strategies which are not in the best interests of the Value Fund and its shareholders.

Proposed Reorganization of Small Cap Contrarian Fund. On August 17, 1998, following Board approval, the Contrarian Fund adopted a Plan of Reorganization and Liquidation (the "Plan") whereby the Contrarian Fund would be combined with the Value Fund. The Plan provides for acquisition of all of the assets of the Contrarian Fund, net of liabilities, by the Value Fund in exchange for shares of Value Fund common stock of an equivalent value, to be distributed to Contrarian Fund shareholders on a pro rata basis. The value of each Contrarian Fund shareholder's account in the Value Fund immediately after the transaction is expected to be the same as the value of such shareholder's account in the Contrarian Fund immediately prior to the transaction.

The Board believes that the proposed reorganization is in the best interests of the Contrarian Fund shareholders and recommends that they approve the Plan at the special meeting of shareholders scheduled for November 4, 1998. The Plan requires the approval of the Contrarian Fund shareholders before it can be implemented. Details of the transaction and other information about the Plan will be set forth in a proxy statement/prospectus to be mailed to Contrarian Fund shareholders in September 1998. If approved, the reorganization is expected to occur in early November 1998.

Although the Contrarian Fund is currently closed to most new investors, in order to facilitate the reorganization, purchase orders after September 30, 1998, will be at the sole discretion of the Contrarian Fund's officers, and no purchase orders will be accepted within seven days prior to the closing date of the reorganization.

Questions may be directed to Heartland Advisors, Inc. at 1-800-432-7856 or (414) 289-7000.

                                                                     Rule 497(e)
                                                               Reg. No. 33-11371
                                                               File No. 811-4982



                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND

                       Supplement dated August 18, 1998
                                      to
                         Prospectus dated May 1, 1998

U.S. Government Securities Fund Portfolio Manager Update. Douglas S. Rogers has left his position as co-portfolio manager of the U.S. Government Securities Fund with Heartland Advisors, Inc. to pursue other interests. Patrick J. Retzer, who has served as the Government Fund's portfolio manager or co-portfolio manager since 1988, has assumed sole management of the Government Fund.

Questions may be directed to Heartland Advisors, Inc. at 1-800-432-7856 or (414) 289-7000.